UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06088

Salomon Brothers Institutional Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: February 28

Date of reporting period: February 28, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 28, 2005

ANNUAL

REPORT

Salomon Brothers Institutional Series Funds Inc

High Yield Bond Fund

Emerging Markets Debt Fund

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Salomon Brothers Asset Management

Letter from the Chairman

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the 12-month period ended February 28, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter. The preliminary estimate for fourth quarter GDP was 3.8%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, December 2004, and February 2005, bringing the target for the federal funds rate to 2.50%. Following the end of the fund’s reporting period, at its March meeting, the Fed increased the target rate by an additional 0.25% to 2.75%.

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. The best returns were generated by the riskier fixed income asset classes, such as high-yield bonds and emerging market debt, as investors searched for incremental yields.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The funds’ Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer March 23, 2005

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
High Yield Bond Fund

MARKET OVERVIEW

During the 12 months ended February 28, 2005, the high-yield market, as represented by the Citigroup High Yield Market Index,[i] returned 11.00%. The high-yield market’s strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds throughout most of the period.

The high-yield market started the fund’s fiscal year slowly after its strong rally in 2003 and the first two months of 2004, with declines early in the period on a flight to quality as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds higher. Large mutual fund outflows, continued profit taking and greater focus on company fundamentals also stalled the market’s momentum. Volatility in the U.S. Treasury market played a pivotal role in driving high-yield market activity during the early part of the year, particularly, in April and May when an improving labor market and fears of rising inflation sparked a sell-off in U.S. Treasury bonds, resulting in negative returns across most fixed-income markets, including high-yield and large mutual fund redemptions.

However, the high-yield bond market rallied for the remainder of 2004 as increased investor confidence that inflation was contained and the Fed would raise rates at a “measured pace.” This resulted in a strong rally in U.S. Treasuries and tighter spreads across fixed income asset classes. Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during the year and strong demand for higher-yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

PERFORMANCE SNAPSHOT AS OF FEBRUARY 28, 2005 (unaudited)
	6 Months	12 Months
High Yield Bond Fund	7.25%	10.95%
Citigroup High Yield Market Index	7.60%	11.00%
Lipper High Current Yield Funds Category Average	7.02%	9.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam. com/pub/pageserv/institutional

The 30-Day SEC Yield for the High Yield Bond Fund was 6.86%. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been 6.68%.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 425 funds for the six-month period and among the 414 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

The market flattened out in January of 2005 as investors became concerned about the potential for a more aggressive stance by the Fed. In addition, the technical picture turned mildly negative amid resumed mutual fund outflows and relatively tight spreads, but advanced again in February on better bids for existing paper in the secondary market.

Based on the 7.05% yieldii of the Citigroup High Yield Market Index as of February 28, 2005, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notesiii However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

PERFORMANCE REVIEW

For the 12 months ended February 28, 2005, the Salomon Brothers Institutional Series Funds Inc - High Yield Bond Fund returned 10.95%. These shares outperformed the Lipper High Current Yield Funds Category Average,iv which was 9.76%. The fund’s unmanaged benchmark, the Citigroup High Yield Market Index returned 11.00% for the same period.

FACTORS INFLUENCING FUND PERFORMANCE

Over the 12 months ended February 28, 2005, the fund benefited from its underweighting in issues rated BB and in the airlines and homebuilders sectors, its overweighting in the chemicals sector and its security selection. Fund performance was adversely affected by its underweight position in the telecommunications sector and higher-than-normal cash levels.[v] The fund remained overweight in lower-rated securities based upon our rationale that these securities could benefit the most from an improving economy and potentially outperform higher-rated quality credits if interest rates were to rise.

Thank you for your investment in the Salomon Brothers Institutional Series Funds Inc - High Yield Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

 Sincerely,

Beth A. Semmel, CFA Executive Vice President March 16, 2005	Peter J. Wilby, CFA Executive Vice President

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: High yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
ii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.
iii	Yields are subject to change and will fluctuate.
iv

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 414 funds in the fund’s Lipper category, and excluding sales charges.

[v]

The mention of sector breakdown is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2005 were: Consumer Non-Cyclicals (18.6%), Basic Industries (15.0%), Media (10.3%), Telecommunications (9.9%) and Manufacturing (9.3%). The fund’s portfolio composition is subject to change at any time.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
High Yield Bond Fund
Fund at a Glance (unaudited)

Investment Breakdown

As a Percentage of Total Investments

Consumer Non-Cyclicals

Basic Industries

Media

Telecommunications

Manufacturing

Energy

Repurchase Agreement

Consumer Cyclicals

Utilities

Services/Other

Technology

Other

0.0%

5.0%

10.0%

15.0%

20.0%

18.8%

18.3%

15.1%

18.8%

10.4%

10.4%

10.0%

9.7%

9.4%

7.8%

8.4%

9.1%

7.7%

0.5%

7.6%

9.7%

5.3%

6.3%

3.8%

5.5%

2.0%

1.9%

1.5%

2.0%

February 28, 2005

August 31, 2004

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
High Yield Bond Fund

Historical Performance (unaudited)

Comparison of a $10,000 Investment in the Salomon Brothers Institutional High Yield Bond Fund to the Citigroup High Yield Market Index†

$20,000

18,000

16,000

14,000

12,000

10,000

8,000

6,000

4,000

2,000

0

Feb
1997

Feb
1998

Feb
1999

Feb
2000

Feb
2001

Feb
2002

Feb
2003

Feb
2004

Feb 28,
2005

May 15,
1996

SB Institutional High Yield Bond Fund

$18,805

Citigroup High Yield Market Index

$18,539

The graph above depicts the performance of the Salomon Brothers Institutional High Yield Bond Fund (“Fund”) versus the Citigroup High Yield Market Index (“Index”). The Citigroup High Yield Market Index, is valued at month-end only. As a result, while the Fund’s total return calculations used in this comparison are for the period May 15, 1996 through February 28, 2005, the Index returns are for the period June 1, 1996 through February 28, 2005. It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Total Returns for the Period Ended February 28, 2005† (unaudited)

	Twelve Months	Three Year	Five Year	Since 5/15/96‡

Average Annual	10.95%	14.80%	8.82%	7.45%

Cumulative 5/15/96‡ through 2/28/05				88.05%
†

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

‡	Commencement of operations.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
Emerging Markets Debt Fund

SPECIAL SHAREHOLDER NOTICE

On December 9, 2004, the Board of Directors of the fund approved a change in the fund’s performance benchmark. Effective January 1, 2005, the J.P. Morgan Emerging Markets Bond Index Global (“EMBIG”)[i]  will replace the J.P. Morgan Emerging Markets Bond Index Plus (“EMBI+”).ii  The basis for the change in the fund’s benchmark is that the EMBIG is now the industry standard benchmark for the emerging markets debt, and more accurately reflects the portfolio strategy of the fund than the EMBI+.

MARKET OVERVIEW

Emerging markets debt returned 12.21% during the 12 months ended February 28, 2005, as represented by the EMBIG. Improving country fundamentals and strong market technicals offset the downward pressure exerted by increases in the federal funds rate.

Sovereign debt markets exhibited strong performance at the start of the fiscal year amid a relatively benign period in the U.S. Treasury market; hedge funds joined crossover buyers in adding to their emerging markets debt allocations. However, markets were disrupted in April and May following a sharp sell-off in U.S. Treasury bonds caused by an extremely strong March U.S. jobs report. April saw the EMBIG’s largest sell-off since July of 2001, and May saw sovereign spreads over U.S. Treasuries widening to 549 basis pointsiii during the month, a level not seen since May of 2003. Markets rallied over the next few months — overcoming the losses of April and May — and performed strongly through the end of the period. Good country fundamentals, commodity price strength and relatively low U.S. Treasury market volatility during the balance of the period supported emerging markets debt returns.

Through all of this, emerging markets debt fundamentals remained strong, and the markets benefited from increasing signs of a global economic turnaround. Continued strength in commodity prices, including metals, agriculture, and oil, provided positive support for many emerging market economies. Oil

PERFORMANCE SNAPSHOT AS OF FEBRUARY 28, 2005 (unaudited)
	6 Months	12 Months
Emerging Markets Debt Fund	10.65%	14.89%
J.P. Morgan Emerging Markets Bond Index Global	8.01%	12.21%
J.P. Morgan Emerging Markets Bond Index Plus	8.51%	12.62%
Lipper Emerging Market Debt Funds Category Average	10.03%	13.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com/pub/pageserv/institutional

The 30-Day SEC Yield for the Emerging Markets Debt Fund was 5.60%. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been 5.30%.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 51 funds for the six-month period and among the 50 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

prices, in particular, remained high, favoring oil exporters, although fears remained that high-energy prices might dampen the global recovery.

The year was also marked by broad credit quality improvements across emerging markets. Continued progress on political and economic reforms in many emerging countries, combined with the positive macro environment, led to a spate of credit rating upgrades throughout the year. Moody’s and S&P collectively upgraded 15 countries during the calendar year 2004, representing more than 58% of the EMBIG, and have upgraded five more countries represented in the EMBIG through the first two months of this year. The improving credit quality in emerging markets has encouraged broader investor participation and may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing additional technical support for the market.

Spreads tightened 98 basis points during the 12-month period ended February 28, 2005, closing at 333 basis points over U.S. Treasuries. Over the period, 12-month return volatility stood at 7.09%,iv substantially below long-term, historical levels of approximately 16%.

PERFORMANCE REVIEW

For the 12 months ended February 28, 2005, the Salomon Brothers Institutional Series Funds Inc - Emerging Markets Debt Fund returned 14.89%. These shares outperformed the fund’s unmanaged benchmark, the EMBIG and the fund’s previous benchmark, the EMBI+, which returned 12.21% and 12.62%, respectively, for the same period. The Lipper Emerging Market Debt Funds Category Average[v] was 13.69% over the same time frame.

FACTORS INFLUENCING FUND PERFORMANCE

Fund performance for the period was primarily driven by macroeconomic and market factors, as outlined in the market overview section above, rather than individual country events. That said, our overweight positions in Brazil, Ecuador, Panama and Peru positively contributed to overall performance during the period. Our underweight positions in Venezuela and in the Philippines detracted from fund performance relative to the unmanaged benchmark.

Thank you for your investment in the Salomon Brothers Institutional Series Funds Inc - Emerging Markets Debt Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

 Sincerely,

James E. Craige, CFA Executive Vice President March 16, 2005	Peter J. Wilby, CFA Executive Vice President

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of country breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five country holdings (as a percentage of net assets) as of February 28, 2005 were: Brazil (21.0%), Mexico (16.4%), Russia (16.0%), Turkey (4.9%) and Colombia (4.8%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

ii

The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

iii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
iv	Source: J.P. Morgan Chase.
[v]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 50 funds in the fund’s Lipper category and excluding sales charges.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
Emerging Markets Debt Fund
Fund at a Glance (unaudited)

Investment Breakdown

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

August 31, 2004

6.6%

0.0%

1.5%

0.0%

0.7%

0.4%

0.0%

0.1%

0.4%

0.4%

1.0%

0.7%

0.3%

0.9%

0.0%

1.1%

0.0%

1.8%

1.4%

1.8%

0.0%

1.9%

0.6%

2.0%

5.1%

2.8%

4.6%

3.6%

1.0%

3.7%

4.4%

4.1%

1.3%

4.3%

3.9%

4.6%

5.0%

5.0%

5.0%

5.1%

22.1%

16.7%

9.7%

17.2%

25.3%

21.9%

As a Percentage of Total Investments (Excluding Securities Purchased from Securities Lending Collateral)

Brazil

Mexico

Russia

Turkey

Colombia

Venezuela

Argentina

Peru

Panama

Philippines

Ecuador

Malaysia

Chile

South Africa

Ukraine

El Salvador

Bulgaria

Costa Rica

Repurchase Agreement

Dominican Republic

Morocco

United States

Uruguay

February 28, 2005

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
Emerging Markets Debt Fund

Historical Performance (unaudited)

Comparison of a $10,000 Investment in the Salomon Brothers Institutional Emerging Markets Debt Fund to the J.P. Morgan Emerging Markets Bond Index Plus and J.P. Morgan Emerging Markets Bond Index Global†

$32,000

28,000

24,000

20,000

16,000

12,000

8,000

4,000

0

Oct 17,
1996

Feb
1997

Feb
1998

Feb
1999

Feb
2000

Feb
2001

Feb
2002

Feb
2003

Feb
2004

Feb 28,
2005

$28,754

$24,702

$24,278

SB Institutional Emerging Markets Debt Fund

J.P. Morgan Emerging Markets Bond Index Plus

J.P. Morgan Emerging Markets Bond Index Global

The graph above depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund (“Fund”) versus the J.P. Morgan Emerging Markets Bond Index Plus and J.P. Morgan Emerging Markets Bond Index Global (“Indexes”). The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar restructured bonds traded in emerging markets. The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela. It is important to note that the Fund is a professionally managed mutual fund while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

It is the opinion of management that the J.P. Morgan Emerging Markets Bond Index Global more accurately reflects the current composition of the Fund than the J.P. Morgan Emerging Markets Bond Index Plus. In future reports, the J. P. Morgan Emerging Markets Bond Index Global will be used as the basis of comparison of total returns for all periods shown.

Total Returns for the Period Ended February 28, 2005† (unaudited)

	Twelve Months	Three Year	Five Year	Since 10/17/96†

Average Annual	14.89%	17.18%	15.87%	13.45%

Cumulative 10/17/96‡ through 2/28/05				187.54%
†

Assumes the reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

‡	Commencement of operations.

Fund Expenses
(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2004 and held for the six months ended February 28, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)
	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
High Yield Bond Fund	7.25%	$1,000.00	$1,072.50	0.55%	$2.83
Emerging Markets Debt Fund	10.65	1,000.00	1,106.50	0.75	3.92

(1)	For the six months ended February 28, 2005.
(2)

Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary fee waiver) are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Expenses
(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
High Yield Bond Fund	5.00%	$1,000.00	$1,022.07	0.55%	$2.76
Emerging Markets Debt Fund	5.00	1,000.00	1,021.08	0.75	3.76

(1)	For the six months ended February 28, 2005.
(2)

Expenses (net of voluntary fee waiver) are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments February 28, 2005

Salomon Brothers Institutional High Yield Bond Fund

Face Amount	Security	Value
CORPORATE BONDS & NOTES — 87.5%
Basic Industries — 14.9%
$550,000	Abitibi-Consolidated, Inc., Debentures, 8.850% due 8/1/30	$548,625
	Airgas, Inc.:
500,000	Medium-Term Notes, 7.750% due 9/15/06	525,000
400,000	Sr. Sub. Notes, 9.125% due 10/1/11	443,000
275,000	AK Steel Corp., 7.875% due 2/15/09	283,938
600,000	Aleris International Inc., Sr. Secured Notes, 10.375% due 10/15/10	681,000
575,000	Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13	596,563
	Appleton Papers, Inc.:
450,000	Sr. Notes, 8.125% due 6/15/11	478,125
150,000	Sr. Sub. Notes, Series B, 9.750% due 6/15/14	161,625
575,000	Applied Extrusion Technologies, Inc., Sr. Notes, Series B, 10.750% due 7/1/11 (a)	327,750
553,000	BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (b)	641,480
550,000	Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12	629,750
325,000	Blue Ridge Paper Products, Inc., Secured Notes, 9.500% due 12/15/08	326,625
400,000	Buckeye Technologies Inc., Sr. Sub. Notes, 9.250% due 9/15/08	403,000
300,000	Compass Minerals Group, Inc., Sr. Sub. Notes, 10.000% due 8/15/11	337,500
525,000	Equistar Chemicals L.P./Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11	609,000
396,000	Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09	418,275
550,000	Innophos Inc., Sr. Sub. Notes, 8.875% due 8/15/14 (b)	594,000
500,000	ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	562,500
350,000	Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12	379,750
1,075,000	Koppers Inc., Sr. Secured Notes, 9.875% due 10/15/13	1,230,875
250,000	Luscar Coal, Ltd., Sr. Notes, 9.750% due 10/15/11	280,625
	Lyondell Chemical Co., Sr. Secured Notes:
300,000	11.125% due 7/15/12	355,500
25,000	Series B, 9.875% due 5/1/07	26,125
400,000	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	474,000
675,000	Millennium America, Inc., Sr. Notes, 9.250% due 6/15/08	754,313
575,000	Mueller Group, Inc., Sr. Sub. Notes, 10.000% due 5/1/12	635,375
600,000	Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13	666,000
650,000	Newark Group, Inc., Sr. Sub. Notes, 9.750% due 3/15/14	682,500
325,000	NewMarket Corp., Sr. Notes, 8.875% due 5/1/10	359,125
575,000	Owens-Brockway Glass Container Inc., Sr. Secured Notes, 8.750% due 11/15/12	645,438
875,000	Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11	993,125
225,000	Pliant Corp., 2nd Priority Lien Sr. Secured Notes, 11.125% due 9/1/09	244,125
525,000	Radnor Holdings Inc., Sr. Notes, 11.000% due 3/15/10	464,625
500,000	Republic Technologies International, LLC, Sr. Secured Sub. Notes, 13.750% due 7/15/09 (a)(c)	0
525,000	Resolution Performance Products, LLC, Sr. Sub. Notes, 13.500% due 11/15/10	578,813
	Rhodia S.A.:
300,000	Sr. Notes, 7.625% due 6/1/10	309,000
425,000	Sr. Sub. Notes, 8.875% due 6/1/11	443,063
400,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	406,000
	Smurfit-Stone Container Enterprises Inc., Sr. Notes:
500,000	9.750% due 2/1/11	546,875
350,000	8.375% due 7/1/12	380,625
650,000	Tekni-Plex, Inc., Sr. Secured Notes, 8.750% due 11/15/13 (b)	640,250
500,000	UAP Holding Corp., Sr. Discount Notes, (zero coupon until 1/15/08, 10.750% thereafter), due 7/15/12 (d)	402,500
276,000	Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11	309,120

See Notes to Financial Statements.

Schedules of Investments February 28, 2005 (continued)

Salomon Brothers Institutional High Yield Bond Fund

Face Amount	Security	Value
Basic Industries — 14.9% (continued)
$575,000	Wolverine Tube, Inc., Sr. Notes, 10.500% due 4/1/09	$615,250
		21,390,753
Consumer Cyclicals — 7.5%
500,000	AMF Bowling Worldwide Inc., Sr. Sub. Notes, 10.000% due 3/1/10	517,500
500,000	Buffets, Inc., Sr. Sub. Notes, 11.250% due 7/15/10	537,500
350,000	Carrols Corp., Sr. Sub. Notes, 9.000% due 1/15/13 (b)	371,000
925,000	Cinemark, Inc., Sr. Discount Notes, (zero coupon until 3/15/09, 9.750% thereafter) due 3/15/14 (d)	696,063
675,000	CSK Auto, Inc., Sr. Sub. Notes, 7.000% due 1/15/14	661,500
550,000	Equinox Holdings, Inc., Sr. Notes, 9.000% due 12/15/09	584,375
350,000	Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125% due 5/1/08	362,390
275,000	Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 6/1/12	266,750
370,000	Flooring America Inc., Sr. Notes, Series B, 9.250% due 10/15/07 (a)(c)	0
300,000	Friendly Ice Cream Corp., Sr. Notes, 8.375% due 6/15/12	291,750
625,000	General Nutrition Centers Inc., Sr. Sub. Notes, 8.500% due 12/1/10	532,813
63,000	HMH Properties, Inc., Sr. Notes, Series B, 7.875% due 8/1/08	65,048
	Host Marriott L.P., Sr. Notes:
1,000,000	7.125% due 11/1/13	1,067,500
50,000	Series E, 8.375% due 2/15/06	52,000
600,000	Interface, Inc., Sr. Sub. Notes, 9.500% due 2/1/14	655,500
650,000	Jo-Ann Stores, Inc., Sr. Sub. Notes, 7.500% due 3/1/12	667,063
500,000	John Q. Hammons Hotels L.P., 1st Mortgage Sr. Notes, Series B, 8.875% due 5/15/12	559,375
	Levi Strauss & Co., Sr. Notes:
125,000	12.250% due 12/15/12	143,750
525,000	9.750% due 1/15/15 (b)	555,844
50,000	Loews Cineplex Entertainment Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (b)	52,625
	MeriStar Hospitality Operating Partnership L.P./MeriStar Hospitality Finance Corp. III, Sr. Notes:
350,000	9.000% due 1/15/08	374,500
325,000	9.125% due 1/15/11	357,906
350,000	PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11	406,875
450,000	Sbarro, Inc., Sr. Sub. Notes, 11.000% due 9/15/09	454,500
	Six Flags, Inc., Sr. Notes:
275,000	9.750% due 4/15/13	262,625
100,000	9.625% due 6/1/14	94,250
200,000	9.625% due 6/1/14 (b)	188,500
		10,779,502
Consumer Non-Cyclicals — 18.5%
500,000	aaiPharma Inc., Sr. Notes, 12.000% due 4/1/10 (a)(d)	360,000
256,247	Ahold Lease U.S.A., Inc., Pass-Through Certificates, Series 2001- A-1, 7.820% due 1/2/20	285,234
650,000	AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13	679,250
566,000	Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08	568,830
675,000	Argosy Gaming Co., Sr. Sub. Notes, 7.000% due 1/15/14	750,938
	Boyd Gaming Corp., Sr. Sub. Notes:
550,000	8.750% due 4/15/12	609,125
600,000	6.750% due 4/15/14	629,250
	Caesars Entertainment Inc., Sr. Sub. Notes:
125,000	9.375% due 2/15/07	136,875
225,000	8.875% due 9/15/08	255,094
500,000	8.125% due 5/15/11	580,000

See Notes to Financial Statements.

Schedules of Investments

February 28, 2005 (continued)

Salomon Brothers Institutional High Yield Bond Fund

Face Amount	Security	Value
Consumer Non-Cyclicals — 18.5% (continued)
$650,000	Choctaw Resort Development Entertainment, Sr. Notes, 7.250% due 11/15/19 (b)	$672,750
425,000	Chumash Casino & Resort Enterprise, Sr. Notes, 9.000% due 7/15/10 (b)	466,969
350,000	Community Health Systems Inc., Sr. Sub. Notes, 6.500% due 12/15/12 (b)	353,938
475,000	Del Laboratories Inc., Sr. Sub. Notes, 8.000% due 2/1/12 (b)	471,438
	Doane Pet Care Co.:
375,000	Sr. Notes, 10.750% due 3/1/10	400,313
250,000	Sr. Sub. Notes, 9.750% due 5/15/07	242,500
200,000	Elizabeth Arden, Inc., Sr. Sub. Notes, 7.750% due 1/15/14	213,750
600,000	Extendicare Health Services Inc., Sr. Sub. Notes, 9.500% due 7/1/10	664,500
650,000	FTD Inc., Sr. Sub. Notes, 7.750% due 2/15/14	677,625
600,000	Global Cash Access LLC, Sr. Sub. Notes, 8.750% due 3/15/12	655,500
325,000	HCA Inc., Notes, 6.375% due 1/15/15	331,488
625,000	Herbst Gaming Inc., Sr. Sub. Notes, 8.125% due 6/1/12	671,875
650,000	Home Interiors & Gifts Inc., Sr. Sub. Notes, 10.125% due 6/1/08	549,250
700,000	IASIS Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14	764,750
350,000	Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12	271,250
610,000	Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10	725,900
325,000	InSight Health Services Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11	334,750
675,000	Isle of Capri Casinos, Inc., Sr. Sub. Notes, 7.000% due 3/1/14	703,688
489,000	Jafra Cosmetics International, Inc., Sr. Sub. Notes, 10.750% due 5/15/11	566,018
575,000	Jean Coutu Group, Inc., Sr. Notes, 7.625% due 8/1/12	606,625
600,000	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	657,000
550,000	Las Vegas Sands Corp., Sr. Notes, 6.375% due 2/15/15 (b)	547,250
300,000	Leiner Health Products Inc., Sr. Sub. Notes, 11.000% due 6/1/12	331,500
600,000	Medical Device Manufacturing Inc., Sr. Sub. Notes, 10.000% due 7/15/12 (b)	657,000
	MGM Mirage:
50,000	Sr. Notes, 6.750% due 9/1/12	53,125
1,100,000	Sr. Sub. Notes, 8.375% due 2/1/11	1,237,500
350,000	Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875% due 2/15/15 (b)	360,500
90,363	Nutritional Sourcing Corp., Notes, 10.125% due 8/1/09	66,417
350,000	Penn National Gaming Inc., Sr. Sub. Notes, 6.750% due 3/1/15 (b)	358,750
650,000	Pinnacle Entertainment Inc., Sr. Sub. Notes, 8.250% due 3/15/12	697,125
750,000	Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13	686,250
500,000	Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11	540,625
350,000	Psychiatric Solutions, Inc., Sr. Sub. Notes, 10.625% due 6/15/13	406,875
	Rite Aid Corp.:
150,000	Notes, 7.125% due 1/15/07	153,000
550,000	Sr. Notes, 11.250% due 7/1/08	594,000
250,000	Scientific Games Corp., Sr. Sub. Notes, 6.250% due 12/15/12 (b)	258,750
600,000	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14	631,500
	Simmons Bedding Co.:
125,000	Sr. Discount Notes, (zero coupon until 12/15/09, 10.000% thereafter), due 12/15/14 (b)(d)	81,875
575,000	Sr. Sub. Notes, 7.875% due 1/15/14	602,313
625,000	Station Casinos Inc., Sr. Sub. Notes, 6.875% due 3/1/16	661,719
325,000	Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12	354,250
	Tenet Healthcare Corp.:
700,000	Notes, 7.375% due 2/1/13
	Sr. Notes:	666,750
125,000	6.500% due 6/1/12
150,000	9.875% due 7/1/14 (b)	115,938
		160,500

See Notes to Financial Statements.

Schedules of Investments

February 28, 2005 (continued)

Salomon Brothers Institutional High Yield Bond Fund

Face Amount	Security	Value
Consumer Non-Cyclicals — 18.5% (continued)
$225,000	6.875% due 11/15/31	$190,688
275,000	Vicar Operating, Inc., Sr. Sub. Notes, 9.875% due 12/1/09	300,094
		26,570,767
Energy — 8.3%
	Chesapeake Energy Corp., Sr. Notes:
825,000	7.500% due 6/15/14	928,125
325,000	7.000% due 8/15/14	357,500
250,000	Costilla Energy, Inc., Sr. Notes, 10.250% due 10/1/06 (a)(c)	0
150,000	Dresser-Rand Group Inc., Sr. Sub. Notes, 7.375% due 11/1/14 (b)	157,500
	Dynegy Holdings Inc.:
	Debentures:
775,000	7.125% due 5/15/18	667,469
225,000	7.625% due 10/15/26	192,375
750,000	Secured Notes, 9.875% due 7/15/10 (b)	843,750
300,000	Sr. Notes, 8.750% due 2/15/12	306,000
	El Paso Corp.:
	Medium-Term Notes:
575,000	7.800% due 8/1/31	579,312
575,000	7.750% due 1/15/32	582,188
1,150,000	Notes, 7.875% due 6/15/12	1,219,000
650,000	Exco Resources, Inc., Sr. Notes, 7.250% due 1/15/11	693,875
	Hanover Compressor Co.:
250,000	Sr. Notes, 9.000% due 6/1/14	279,375
475,000	Sub. Notes, zero coupon (yield to maturity at issue, 11.000%), due 3/31/07	428,687
325,000	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12	372,125
475,000	Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11	510,625
375,000	Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11	406,875
800,000	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	894,000
525,000	Vintage Petroleum Inc., Sr. Sub. Notes, 7.875% due 5/15/11	565,687
	The Williams Cos. Inc., Notes:
900,000	7.625% due 7/15/19	1,044,000
575,000	7.875% due 9/1/21	678,500
200,000	8.750% due 3/15/32	254,000
		11,960,968
Financials — 0.0%
370,387	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (a)(c)	0
Housing Related — 0.9%
300,000	Norcraft Cos. L.P., Sr. Sub. Notes, 9.000% due 11/1/11	324,000
350,000	Nortek, Inc., Sr. Sub. Notes, 8.500% due 9/1/14	358,750
650,000	Ply Gem Industries Inc., Sr. Sub. Notes, 9.000% due 2/15/12	653,250
		1,336,000
Manufacturing — 8.8%
350,000	Alliant Techsystems, Inc., Sr. Sub. Notes, 8.500% due 5/15/11	378,000
325,000	Argo—Tech Corp., Sr. Notes, 9.250% due 6/1/11	359,125
575,000	Case New Holland, Inc., Sr. Notes, 9.250% due 8/1/11 (b)	635,375
550,000	DRS Technologies, Inc., Sr. Sub. Notes, 6.875% due 11/1/13 (b)	580,250
400,000	Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10	438,000

See Notes to Financial Statements.

Schedules of Investments

February 28, 2005 (continued)

Salomon Brothers Institutional High Yield Bond Fund
Face Amount	Security	Value
Manufacturing — 8.8% (continued)
$325,000	Ford Motor Co., Notes, 7.450% due 7/16/31	$314,246
	General Motors Acceptance Corp.:
975,000	Bonds, 8.000% due 11/1/31	980,738
200,000	Notes, 6.750% due 12/1/14	192,729
1,275,000	General Motors Corp., Debentures, 8.375% due 7/15/33	1,255,788
600,000	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (b)	651,000
500,000	Key Plastics Holdings Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (a)(c)	625
650,000	Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13	695,500
200,000	Kinetek Inc., Sr. Notes, Series D, 10.750% due 11/15/06	195,500
750,000	L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12	823,125
450,000	NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09	499,500
600,000	Park-Ohio Industries Inc., Sr. Sub. Notes, 8.375% due 11/15/14 (b)	600,000
700,000	Sensus Metering Systems, Inc., Sr. Sub. Notes, 8.625% due 12/15/13	726,250
1,150,000	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	1,282,250
675,000	Tenneco Automotive Inc., Sr. Sub. Notes, 8.625% due 11/15/14 (b)	722,250
	Terex Corp., Sr. Sub. Notes:
200,000	9.250% due 7/15/11	224,000
350,000	Series B, 10.375% due 4/1/11	392,000
268,000	TRW Automotive, Inc., Sr. Notes, 9.375% due 2/15/13	304,180
400,000	Wesco Distribution, Inc., Sr. Sub. Notes, Series B, 9.125% due 6/1/08	412,168
		12,662,599
Media — 8.5%
650,000	Atlantic Broadband Finance LLC, Sr. Sub. Notes, 9.375% due 1/15/14 (b)	640,250
	Cablevision Systems Corp., Sr. Notes:
1,000,000	6.669% due 4/1/09 (b)(d)	1,120,000
100,000	8.000% due 4/15/12 (b)	113,000
723,106	Canwest Media, Inc., Sr. Sub. Notes, 8.000% due 9/15/12 (b)	782,762
650,000	CBD Media Holdings LLC, Sr. Notes, 9.250% due 7/15/12 (b)	682,500
	Charter Communications Holdings, LLC:
	Sr. Discount Notes (d):
125,000	Zero coupon until 1/15/06, (13.500% thereafter), due 1/15/11	102,187
1,700,000	Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11	1,228,250
175,000	Zero coupon until 1/15/07, (12.125% thereafter), due 1/15/12	114,625
	Sr. Notes:
225,000	8.625% due 4/1/09	185,062
1,075,000	10.750% due 10/1/09	932,562
1,050,000	Dex Media, Inc., Discount Notes, (zero coupon until 11/15/08, 9.000% thereafter), due 11/15/13 (d)	832,125
440,000	Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes, Series B, 9.875% due 8/15/13	507,100
525,000	DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	595,875
200,000	Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until 10/15/08, 11.500% thereafter), due 10/15/13 (d)	142,000
	Insight Midwest, L.P., Sr. Notes:
325,000	9.750% due 10/1/09	341,656
175,000	10.500% due 11/1/10	191,187
125,000	Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13	139,375
625,000	Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13	694,531
400,000	Nexstar Finance Holdings LLC, Sr. Discount Notes, (zero coupon until 4/1/08, 11.375% thereafter), due 4/1/13 (d)	322,000
575,000	NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11	642,562

See Notes to Financial Statements.

Schedules of Investments

February 28, 2005 (continued)

Salomon Brothers Institutional High Yield Bond Fund
Face Amount	Security	Value
Media — 8.5% (continued)
$100,000	R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (b)	$117,750
600,000	Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11	657,000
100,000	Vertis Inc., Secured Notes, 9.750% due 4/1/09	106,500
325,000	Yell Finance B.V., Sr. Discount Notes, (zero coupon until 8/1/06, 13.500% thereafter), due 8/1/11 (d)	325,812
600,000	Young Broadcasting, Inc., Sr. Sub. Notes, 10.000% due 3/1/11	636,000
		12,152,671
Services/Other — 3.7%
	Allied Waste North America, Inc., Sr. Notes, Series B:
1,025,000	9.250% due 9/1/12	1,137,750
225,000	7.375% due 4/15/14	217,125
325,000	Brand Services, Inc., Sr. Notes, 12.000% due 10/15/12	368,062
300,000	Buhrmann U.S. Inc., Sr. Sub. Notes, 7.875% due 3/1/15 (b)	303,750
292,000	CB Richard Ellis Services Inc., Sr. Notes, 9.750% due 5/15/10	335,070
	Cenveo Corp.:
275,000	Sr. Notes, 9.625% due 3/15/12	303,875
525,000	Sr. Sub. Notes, 7.875% due 12/1/13	490,875
500,000	The Holt Group, Inc., Sr. Notes, 9.750% due 1/15/06 (a)(c)	0
1,230,000	Iron Mountain Inc., Sr. Sub. Notes, 7.750% due 1/15/15	1,257,675
	Muzak LLC:
175,000	Sr. Notes, 10.000% due 2/15/09	157,500
475,000	Sr. Sub. Notes, 9.875% due 3/15/09	287,375
500,000	Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due 6/1/08 (a)	1,900
450,000	SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06	452,812
		5,313,769
Technology — 2.0%
	Amkor Technology, Inc.:
	Sr. Notes:
150,000	9.250% due 2/15/08	147,750
450,000	7.125% due 3/15/11	393,750
150,000	Sr. Sub. Notes, 10.500% due 5/1/09	142,125
1,600,000	Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29	1,530,000
525,000	Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09	568,312
		2,781,937
Telecommunications — 8.6%
713,000	Alamosa (Delaware), Inc., Sr. Discount Notes, (zero coupon until 7/31/05, 12.000% thereafter), due 7/31/09 (d)	780,735
	American Tower Corp., Sr. Notes:
19,000	9.375% due 2/1/09	20,045
850,000	7.500% due 5/1/12	898,875
315,000	American Tower Escrow Corp., Sr. Sub. Discount Notes, zero coupon (yield to maturity at issue, 12.250%), due 8/1/08	237,825
575,000	AT&T Corp., Sr. Notes, 9.750% due 11/15/31	733,844
425,000	Centennial Communications Corp., Sr. Notes, 8.125% due 2/1/14	468,562
	Crown Castle International Corp., Sr. Notes:
225,000	9.375% due 8/1/11	250,875
25,000	10.750% due 8/1/11	27,062
900,000	Series B, 7.500% due 12/1/13	981,000
225,000	Intelsat Bermuda Ltd., Sr. Notes, 7.805% due 1/15/12 (b)(d)	232,312
875,000	MCI Inc., Sr. Notes, 8.735% due 5/1/14	985,469

See Notes to Financial Statements.

Schedules of Investments

February 28, 2005 (continued)

Salomon Brothers Institutional High Yield Bond Fund

Face Amount	Security	Value
Telecommunications — 8.6% (continued)
$1,350,000	Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15	$1,485,000
1,000,000	Qwest Corp., Debentures, 9.125% due 3/15/12 (b)	1,162,500
	Qwest Services Corp., Notes (b):
1,050,000	14.000% due 12/15/10	1,252,125
190,000	14.500% due 12/15/14	239,400
175,000	SBA Communications Corp., Sr. Notes, 8.500% due 12/1/12 (b)	189,875
550,000	SBA Telecommunications Inc., Sr. Discount Notes, (zero coupon until 12/15/07, 9.750% thereafter), due 12/15/11 (d)	484,000
300,000	SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10	324,000
675,000	UbiquiTel Operating Co., Sr. Notes, 9.875% due 3/1/11	766,125
400,000	Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13	466,500
400,000	Zeus Special Subsidiary Ltd., Sr. Discount Notes, (zero coupon until 2/1/10, 9.250% thereafter), due 2/1/15 (b)(d)	269,000
		12,255,129

Transportation — 0.6%
	Continental Airlines, Inc.:
275,000	Notes, 8.000% due 12/15/05	270,187
191,312	Pass-Through Certificates, Series 981C, 6.541% due 9/15/08	175,111
300,000	Horizon Lines LLC, Notes, 9.000% due 11/1/12 (b)	325,875
		771,173

Utilities — 5.2%
	The AES Corp., Sr. Notes:
125,000	9.500% due 6/1/09	144,687
950,000	9.375% due 9/15/10	1,111,500
125,000	8.875% due 2/15/11	143,750
550,000	Allegheny Energy Supply Statutory Trust 2001, Secured Notes, Series A, 10.250% due 11/15/07 (b)	620,812
	Calpine Corp. (b):
775,000	2nd Priority Sr. Secured Notes, 8.500% due 7/15/10	641,312
285,000	Secured Notes, 8.750% due 7/15/13	230,137
300,000	Calpine Generating Co. LLC, Secured Notes, 11.169% due 4/1/11 (d)	292,500
	Edison Mission Energy, Sr. Notes:
275,000	10.000% due 8/15/08	317,625
500,000	7.730% due 6/15/09	540,000
425,000	9.875% due 4/15/11	510,000
	Mirant Americas Generation, LLC, Sr. Notes (a):
225,000	7.625% due 5/1/06	257,062
225,000	9.125% due 5/1/31	252,000
1,037,000	NRG Energy, Inc., 2nd Priority Sr. Secured Notes, 8.000% due 12/15/13 (b)	1,151,070
	Reliant Energy Inc., Secured Notes:
500,000	9.250% due 7/15/10	555,625
650,000	9.500% due 7/15/13	734,500
		7,502,580
	TOTAL CORPORATE BONDS & NOTES
	(Cost — $121,531,693)	125,477,848

See Notes to Financial Statements.

Schedules of Investments

February 28, 2005 (continued)

Salomon Brothers Institutional High Yield Bond Fund

Shares	Security	Value
COMMON STOCK (e) — 2.5%
4,055	Axiohm Transaction Solutions, Inc. (c)	$0
8,621	Continental AFA Dispensing Co. (c)	47,415
2,998	Mattress Discounters Corp. (c)	0
18,350	NTL Inc.	1,190,731
16,661	SpectraSite, Inc.	1,029,650
32,887	Telewest Global, Inc.	548,884
90,494	UnitedGlobalCom Inc., Class A Shares	841,594
	TOTAL COMMON STOCK
	(Cost — $3,500,891)	3,658,274
ESCROW SHARES (c)(e) — 0.0%
375,000	Breed Technologies, Inc.	0
250,000	Imperial Sugar Co.	0
375,000	Pillowtex Corp.	0
264,806	Vlassic Foods International, Inc.	23,833
	TOTAL ESCROW SHARES
	(Cost — $0)	23,833

PREFERRED STOCK — 1.1%
897	Alamosa Holdings, Inc., Series B, 7.500% Cumulative Convertible	857,981
30,000	Delphi Trust I, 8.250% Trust Preferred Securities	722,400
	TCR Holdings Corp. (c)(e):
439	Class B Shares	0
241	Class C Shares	0
636	Class D Shares	1
1,316	Class E Shares	1
	TOTAL PREFERRED STOCK
	(Cost — $1,089,682)	1,580,383
Warrants
WARRANTS (e) — 0.1%

315	American Tower Corp., (Exercise price of $0.01 per share expiring on 8/1/08. Each warrant exercisable for 14.0953 shares of common stock.) (b)	73,867
250	Brown Jordan International, Inc., (Exercise price of $0.01 per share expiring on 8/15/07. Each warrant exercisable for 0.2298 shares of common stock.) (b)	2
803,849	ContiFinancial Corp. Liquidating Trust, Units of Interest (Representing interests in a trust in the liquidation of ContiFinancial Corp. and its affiliates.)	22,106
200	Leap Wireless International, Inc., (Exercise price of $96.80 per share expiring on 4/15/10. Each warrant exercisable for 5.146 shares of common stock.) (b)(c)	0
500	Mattress Discounters Corp., (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.850 shares of Class A common stock and 0.539 shares of Class L common stock.) (b)(c)	0
2,521	Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant exercisable for 1 share of common stock.) (c)	3
	TOTAL WARRANTS
	(Cost — $49,660)	95,978
	SUB-TOTAL INVESTMENTS
	(Cost — $126,171,926)	130,836,316

See Notes to Financial Statements.

Schedules of Investments
February 28, 2005 (continued)

Salomon Brothers Institutional High Yield Bond Fund
Face Amount	Security	Value
REPURCHASE AGREEMENTS — 7.7%
$5,980,000	Interest in $696,695,000 joint tri-party repurchase agreement dated 2/28/05 with Merrill Lynch & Co., Inc., 2.600% due 3/1/05; Proceeds at maturity — $5,980,432; (Fully collateralized by various U.S. Government Agency Obligations, 1.500% to 6.000% due 6/15/05 to 1/21/25; Market value — $6,099,630)	$5,980,000
5,000,000	Interest in $1,034,334,000 joint tri-party repurchase agreement dated 2/28/05 with UBS Securities LLC, 2.630% due 3/1/05; Proceeds at maturity — $5,000,365; (Fully collateralized by various U.S. Government Agency Obligations, 2.000% to 5.000% due 1/15/06 to 10/15/14; Market value — $5,100,021)	5,000,000
	TOTAL REPURCHASE AGREEMENTS (Cost — $10,980,000)	10,980,000
	TOTAL INVESTMENTS — 98.9% (Cost — $137,151,926*)	141,816,316
	Other Assets in Excess of Liabilities — 1.1%	1,613,459
	TOTAL NET ASSETS — 100.0%	$143,429,775

______________
(a)	Security is currently in default.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)	Security is valued in accordance with fair valuation procedures.
(d)	Rate shown reflects rate in effect at February 28, 2005 on instrument with variable rate or step coupon rates.
(e)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $137,161,932.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2005 (continued)

Salomon Brothers Institutional Emerging Markets Debt Fund
Face Amount†		Security	Value
SOVEREIGN BONDS — 89.9%
Argentina — 4.1%
		Republic of Argentina# (a):
20,000	DEM	7.875% due 7/29/05	$4,340
25,000	DEM	11.250% due 4/10/06	5,509
70,000	EUR	8.000% due 2/26/08	30,021
75,000	DEM	9.000% due 11/19/08	15,765
45,000	EUR	8.250% due 7/6/10 (b)	18,948
35,000	DEM	10.250% due 2/6/49	7,713
90,000	DEM	7.000% due 3/18/49	19,376
50,000	EUR	9.000% due 6/20/49	20,888
770,000	EUR	8.500% due 7/1/49	321,670
20,000	DEM	9.000% due 9/19/49	4,238
40,000	DEM	10.500% due 11/14/49	8,381
1,645,000		Discount Bond, Series L-GL, 3.500% due 3/31/23 (b)	966,437
		Medium-Term Notes:
25,000	EUR	9.000% due 5/24/05 (c)	10,775
195,000,000	ITL	4.649% due 7/8/05 (b)	40,736
30,000	EUR	10.250% due 1/26/07	13,030
60,000	EUR	10.000% due 2/22/07	26,060
95,000,000	ITL	7.625% due 8/11/07	20,236
100,000,000	ITL	8.000% due 10/30/09	21,061
40,000	EUR	8.500% due 7/30/10	16,843
50,000	EUR	8.750% due 2/4/49	20,888
30,000,000	ITL	7.000% due 3/18/49	6,318
25,000	EUR	7.125% due 6/10/49	10,527
20,000	EUR	9.250% due 7/20/49	8,488
20,000	EUR	8.125% due 10/4/49	8,289
25,000	EUR	9.250% due 10/21/49	10,195
2,355,000		Par Bond, Series L-GP, 6.000% due 3/31/23	1,377,675
			3,014,407
Brazil — 21.0%
		Federative Republic of Brazil:
700,00		8.750% due 2/4/25	703,500
2,200,000		12.250% due 3/6/30	2,871,000
6,038,585		C Bond, 8.000% due 4/15/14 (d)	6,151,808
5,726,516		DCB, Series L, 3.125% due 4/15/12 (b)	5,540,405
			15,266,713
Bulgaria — 0.7%
514,285		Republic of Bulgaria, FLIRB, Series A, 3.750% due 7/28/12 (b)	516,857
Chile — 1.8%
1,275,000		Republic of Chile, Collective Action Securities, 3.110% due 1/28/08 (b)	1,285,837
Colombia — 4.8%
		Republic of Colombia:
25,000		10.500% due 7/9/10	28,975
775,000		10.750% due 1/15/13	906,944
1,240,000		11.750% due 2/25/20	1,568,600
465,000		8.125% due 5/21/24	446,400
455,000		10.375% due 1/28/33	518,131
			3,469,050

See Notes to Financial Statements.

Schedules of Investments

February 28, 2005 (continued)

Salomon Brothers Institutional Emerging Markets Debt Fund
Face Amount†	Security	Value
Costa Rica — 0.4%
250,000	Republic of Costa Rica, 8.050% due 1/31/13 (c)	$265,000
Ecuador — 2.7%
	Republic of Ecuador (c):
1,600,000	12.000% due 11/15/12.	1,628,400
340,000	8.000% due 8/15/30 (b)	318,325
		1,946,725
El Salvador — 0.8%
560,000	Republic of El Salvador, 7.750% due 1/24/23 (c)	617,400
Malaysia — 1.4%
	Federation of Malaysia:
675,000	8.750% due 6/1/09	784,165
225,000	7.500% due 7/15/11	257,746
		1,041,911
Mexico — 11.8%
	United Mexican States:
5,950,000	6.625% due 3/3/15	6,379,888
200,000	11.375% due 9/15/16	294,500
	Medium-Term Notes:
295,000	8.300% due 8/15/31	356,286
1,385,000	Series A, 7.500% due 4/8/33	1,542,890
		8,573,564
Panama — 3.5%
	Republic of Panama:
325,000	9.375% due 7/23/12	385,531
275,000	7.250% due 3/15/15	283,250
1,095,000	9.375% due 1/16/23	1,314,000
175,000	8.875% due 9/30/27	198,625
325,000	9.375% due 4/1/29	393,250
		2,574,656
Peru — 3.9%
	Republic of Peru:
425,000	9.875% due 2/6/15	516,375
2,485,000	FLIRB, 4.500% due 3/7/17 (b)	2,335,900
		2,852,275
The Philippines — 3.4%
	Republic of the Philippines:
425,000	8.375% due 2/15/11	440,672
375,000	8.875% due 3/17/15	388,125
225,000	9.375% due 1/18/17	242,291
1,275,000	10.625% due 3/16/25	1,426,406
		2,497,494
Russia — 16.0%
850,000	Aries Vermogensverwaltung GmbH, Russian Federation Sovereign Credit-Linked Notes, Series C, 9.600% due 10/25/14 (c)	1,057,187
	Russian Federation (c):
1,210,000	11.000% due 7/24/18 (d)	1,748,450
2,075,000	12.750% due 6/24/28	3,548,250
5,050,000	5.000% due 3/31/30 (b)	5,310,391
		11,664,278

See Notes to Financial Statements.

Schedules of Investments

February 28, 2005 (continued)

Salomon Brothers Institutional Emerging Markets Debt Fund
Face Amount†	Security	Value
South Africa — 1.7%
	Republic of South Africa:
150,000	9.125% due 5/19/09	$175,125
975,000	6.500% due 6/2/14	1,070,063
		1,245,188
Turkey — 4.9%
	Republic of Turkey:
615,000	12.375% due 6/15/09	771,056
75,000	11.750% due 6/15/10	94,875
1,025,000	11.500% due 1/23/12	1,327,375
250,000	11.000% due 1/14/13	321,250
225,000	11.875% due 1/15/30	326,250
575,000	Collective Action Securities, 9.500% due 1/15/14	692,875
		3,533,681
Ukraine — 1.8%
	Republic of Ukraine (c):
560,016	11.000% due 3/15/07	599,217
625,000	6.365% due 8/5/09 (b)	673,438
		1,272,655
Uruguay — 1.1%
837,374	Republic of Uruguay, 7.875% due 1/15/33 (e)	789,225
Venezuela — 4.1%
	Bolivarian Republic of Venezuela:
937,000	8.500% due 10/8/14	962,768
375,000	9.250% due 9/15/27	387,000
1,600,000	Collective Action Securities, 9.375% due 1/13/34	1,656,000
		3,005,768
	TOTAL SOVEREIGN BONDS (Cost — $59,192,940)	65,432,684

CORPORATE BONDS — 5.2%
Malaysia — 0.6%
300,000	Petronas Capital Ltd., 7.875% due 5/22/22 (c)	379,039
Mexico — 4.6%
	Pemex Project Funding Master Trust:
350,000	8.500% due 2/15/08	389,025
325,000	6.125% due 8/15/08	338,813
625,000	9.125% due 10/13/10	743,750
100,000	8.000% due 11/15/11	114,500
775,000	7.375% due 12/15/14	862,187
200,000	9.250% due 3/30/18 (c)	254,200
525,000	9.500% due 9/15/27 (c)	686,438
		3,388,913
	TOTAL CORPORATE BONDS (Cost — $3,526,735)	3,767,952

See Notes to Financial Statements.

Schedules of Investments
February 28, 2005 (continued)

Salomon Brothers Institutional Emerging Markets Debt Fund
Warrants	Security	Value
WARRANTS (f) — 0.3%
13,840	Bolivarian Republic of Venezuela, Oil-Linked payment obligations (Cost — $0)	$207,600
	SUB-TOTAL INVESTMENTS
	(Cost — $62,719,675)	69,408,236
Face Amount
SHORT-TERM INVESTMENTS — 11.4%
REPURCHASE AGREEMENT — 0.3%
$251,000	Interest in $1,034,334,000 joint tri-party repurchase agreement dated 2/28/05 with UBS Securities LLC, 2.630% due 3/1/05; Proceeds at maturity — $251,018; (Fully collateralized by various U.S. Government Agency Obligations, 2.000% to 5.000% due 1/15/06 to 10/15/14; Market value — $256,021) (Cost — $251,000)	251,000
Shares
SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL — 11.1%
8,067,650	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $8,067,650)	8,067,650
	TOTAL SHORT-TERM INVESTMENTS (Cost — $8,318,650)	8,318,650
	TOTAL INVESTMENTS — 106.8% (Cost — $71,038,325*)	77,726,886
	Liabilities in Excess of Other Assets — (6.8)%	(4,938,957)
	TOTAL NET ASSETS — 100.0%	$72,787,929
______________
†	Face amount denominated in U.S. Dollars unless otherwise indicated.
#	All Argentina bonds had been tendered as of February 25, 2005 under a plan of reorganization of Argentina.
(a)	Security is currently in default.
(b)	Rate shown reflects rate in effect at February 28, 2005 on instrument with variable or step coupon rates.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	All or a portion of this security is on loan (See Notes 1 and 3).
(e)	Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(f)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $71,167,063.

Abbreviations used in this schedule:
C Bond	—	Capitalization Bond
DCB	—	Debt Conversion Bond
DEM	—	German Mark
EUR	—	Euro
FLIRB	—	Front Loaded Interest Reduction Bond
ITL	—	Italian Lira

See Notes to Financial Statements.

Statements of Assets and Liabilities
February 28, 2005

	High Yield Bond Fund	Emerging Markets Debt Fund
ASSETS:
Investments, at value (Cost — $126,171,926 and $62,719,675, respectively).	$130,836,316	$69,408,236
Short-term investments, at value (Cost — $10,980,000 and $8,318,650, respectively)	10,980,000	8,318,650
Total investments, at value (Cost — $137,151,926 and $71,038,325, respectively)	141,816,316	77,726,886
Cash	—	412,818
Interest receivable	2,537,201	1,347,161
Receivable for Fund shares sold	606,215	—
Receivable for securities sold	151,917	2,680,500
Prepaid expenses	8,881	9,735
Total Assets	145,120,530	82,177,100
LIABILITIES:
Payable for securities purchased	1,483,940	1,210,973
Due to custodian	81,702	—
Management fees payable	33,415	21,050
Payable for Fund shares reacquired	9,409	—
Administration fees payable	5,395	2,810
Directors’ fees payable	1,568	2,225
Payable for loaned securities collateral (Notes 1 and 3)	—	8,067,650
Accrued expenses	75,326	84,463
Total Liabilities	1,690,755	9,389,171
Total Net Assets	$143,429,775	$72,787,929
NET ASSETS:
Par value of capital shares (Note 6)	$19,971	$11,058
Capital paid in excess of par value	143,730,541	62,878,758
Undistributed net investment income	1,462,693	701,531
Accumulated net realized gain (loss) from investment transactions	(6,447,820)	2,508,021
Net unrealized appreciation of investments	4,664,390	6,688,561
Total Net Assets	$143,429,775	$72,787,929
Shares Outstanding	19,970,591	11,058,366
Net Asset Value, per share	$7.18	$6.58

See Notes to Financial Statements.

Statements of Operations

For the Year Ended February 28, 2005

	High Yield Bond Fund	Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest	$10,203,430	$4,854,951
Dividends	108,188	—
Securities lending	—	7,691
Total Investment Income	10,311,618	4,862,642
EXPENSES:
Management fees (Note 2)	638,914	441,777
Administration fees (Note 2)	63,891	31,555
Shareholder communications	53,623	41,029
Custody fees	45,425	33,526
Audit and tax fees	37,820	45,184
Legal fees	33,939	20,773
Directors’ fees	31,579	25,818
Registration fees	10,135	7,042
Transfer agency service fees (Note 2)	3,150	1,894
Insurance	1,818	1,369
Other	3,358	3,814
Total Expenses	923,652	653,781
Less: Management fee waiver (Note 2)	(220,847)	(180,449)
Net Expenses	702,805	473,332
Net Investment Income	9,608,813	4,389,310
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	1,845,252	4,261,229
Foreign currency transactions	—	(1,686)
Net Realized Gain	1,845,252	4,259,543
Net Change in Unrealized Appreciation/Depreciation of Investments	2,205,119	2,979,673
Net Gain on Investments and Foreign Currencies	4,050,371	7,239,216
Increase in Net Assets From Operations	$13,659,184	$11,628,526

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended February 28, 2005

and February 29, 2004

Salomon Brothers Institutional High Yield Bond Fund
	2005	2004
OPERATIONS:
Net investment income	$9,608,813	$7,044,813
Net realized gain	1,845,252	3,975,561
Net change in unrealized appreciation/depreciations	2,205,119	6,145,638
Increase in Net Assets From Operations	13,659,184	17,166,012
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(9,300,464)	(7,402,590)
Decrease in Net Assets From Distributions to Shareholders	(9,300,464)	(7,402,590)
FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from sale of shares	70,978,715	100,494,856
Net asset value of shares issued for reinvestment of distributions	4,156,712	6,897,197
Cost of shares reacquired	(55,386,038)	(90,374,769)
Increase in Net Assets From Fund Share Transactions	19,749,389	17,017,284
Increase in Net Assets	24,108,109	26,780,706
NET ASSETS:
Beginning of year	119,321,666	92,540,960
End of year*	$143,429,775	$119,321,666
* Includes undistributed net investment income of:	$1,462,693	$1,159,135

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended February 28, 2005 and February 29, 2004

Salomon Brothers Institutional Emerging Markets Debt Fund

	2005	2004
OPERATIONS:
Net investment income	$4,389,310	$3,603,657
Net realized gain	4,259,543	6,677,346
Net change in unrealized appreciation/depreciation	2,979,673	668,581
Increase in Net Assets From Operations	11,628,526	10,949,584
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,299,919)	(4,218,275)
Net realized gains	(2,932,790)	(6,632,583)
Decrease in Net Assets From Distributions to Shareholders	(7,232,709)	(10,850,858)
FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from sale of shares	48,440,733	1,138,982
Net asset value of shares issued for reinvestment of distributions	7,112,750	10,849,619
Cost of shares reacquired	(27,990,302)	(27,363,460)
Increase (Decrease) in Net Assets From Fund Share Transactions	27,563,181	(15,374,859)
Increase (Decrease) in Net Assets	31,958,998	(15,276,133)
NET ASSETS:
Beginning of year	40,828,931	56,105,064
End of year*	$72,787,929	$40,828,931
* Includes undistributed net investment income of:	$701,531	$473,128

See Notes to Financial Statements.

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

High Yield Bond Fund(1)

	2005	2004(2)	2003	2002	2001
Net Asset Value, Beginning of Year	$6.95	$6.21	$6.10	$6.44	$7.60
Income (Loss) From Operations:
Net investment income	0.53	0.57	0.57	0.59	0.78
Net realized and unrealized gain (loss)	0.23	0.85	0.06	(0.46)	(0.94)
Total Income (Loss) From Operations	0.76	1.42	0.63	0.13	(0.16)
Less Distributions From:
Net investment income	(0.53)	(0.68)	(0.52)	(0.47)	(1.00)
Total Distributions	(0.53)	(0.68)	(0.52)	(0.47)	(1.00)
Net Asset Value, End of Year	$7.18	$6.95	$6.21	$6.10	$6.44
Total Return(3)	11.0%	23.4%	10.5%	2.1%	(1.2)%
Net Assets, End of Year (000s)	$143,430	$119,322	$92,541	$66,330	$19,411
Ratios to Average Net Assets:
Expenses(4)(5)	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	7.52	8.38	9.15	9.09	10.59
Portfolio Turnover Rate	39%	79%	45%	59%	80%
______________
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the year ended February 29, 2004.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no gurantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The ratio of expenses to average net assets will not exceed 0.55%, as a result of a voluntary expense limitation, which may be terminated at any time.
(5)

The investment manager voluntarily waived a portion of its fees for the years ended February 28, 2005, 2004(2), 2003, 2002 and 2001. If such fees were not voluntarily waived, the actual expense ratios would have been 0.72%, 0.79%, 0.75%, 0.74% and 0.96%, respectively.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Emerging Markets Debt Fund(1)
	2005	2004(2)	2003	2002	2001

Net Asset Value, Beginning of Year	$6.27	$6.61	$6.71	$6.39	$6.31
Income From Operations:
Net investment income	0.45	0.56	0.65	0.69 (3)	0.79
Net realized and unrealized gain	0.47	1.02	0.10	0.20 (3)	0.01
Total Income From Operations	0.92	1.58	0.75	0.89	0.80
Less Distributions From:
Net investment income	(0.36)	(0.75)	(0.85)	(0.57)	(0.72)
Net realized gains	(0.25)	(1.17)	—	—	—
Total Distributions	(0.61)	(1.92)	(0.85)	(0.57)	(0.72)
Net Asset Value, End of Year	$6.58	$6.27	$6.61	$6.71	$6.39

Total Return(4)	14.9%	24.9%	12.1%	14.5%	13.4%
Net Assets, End of Year (000s)	$72,788	$40,829	$56,105	$105,691	$63,191
Ratios to Average Net Assets:
Expenses(5)(6)	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	6.95	8.07	10.10	10.64 (3)	12.44
Portfolio Turnover Rate	157%	134%	178%	186%	266%

______________
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the year ended February 29, 2004.
(3)

Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the ratio of net investment income to average net assets would have been 10.68%. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no gurantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The ratio of expenses to average net assets will not exceed 0.75%, as a result of a voluntary expense limitation, which may be terminated at any time.
(6)

The investment manager voluntarily waived a portion of its fees for the years ended February 28, 2005, 2004(2), 2003, 2002 and 2001. If such fees were not voluntarily waived, the actual expense ratios would have been 1.04%, 1.13%, 0.95%, 0.92% and 1.02%, respectively.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Institutional High Yield Bond Fund (“High Yield Bond Fund”) and Salomon Brothers Institutional Emerging Markets Debt Fund (“Emerging Markets Debt Fund”) are funds constituting the Salomon Brothers Institutional Series Funds Inc (“Series”). The Series is an open-end investment company incorporated in Maryland on January 19, 1996.

The following are significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked prices which represent the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked prices. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost, which approximates market value.

Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures etablished by, the Board of Directors.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Funds on securities lending are recorded as investment income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. Each Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. Each Fund also maintains exposure for the risk of any loss in the investment securities loaned. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(d) Investment Transactions and Investment Income. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis.

Notes to Financial Statements

(continued)

(e) Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates on the date of valuation. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities which are due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

(f) Distributions to Shareholders. Distribution from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Expenses. Direct expenses are charged to the Fund; general expenses of the Series are allocated to the Funds based on each Fund’s relative net assets.

(h) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
High Yield Bond Fund(a)	$(4,791)	$4,791
Emerging Markets Debt Fund(b)	139,012	(139,012)

(a)	Reclassifications are primarily due to income from mortgage backed securities treated as capital gains for tax purposes.
(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of passive foreign investment companies.

2. Management Agreement and Other Transactions with Affiliates

Each Fund retains Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Series with office space and certain services and facilities required for conducting the business of the Series, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund’s average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. These fees are calculated daily and paid monthly.

During the year ended February 28, 2005, the High Yield Bond Fund and Emerging Markets Debt Fund had voluntary expense limitations in place of 0.55% and 0.75%, resulting in waived management fees of $220,847 and $180,449, respectively. These expense limitations can be terminated at any time by SBAM.

Notes to Financial Statements

(continued)

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, acts as administrator of each Fund. As compensation for its services, the Funds pay SBFM an administration fee calculated at an annual rate of 0.05% of each Fund’s respective average daily net assets. These fees are calculated daily and paid monthly.

During the year ended February 28, 2005, the High Yield Bond Fund and the Emerging Markets Debt Fund also paid $55 and $67, respectively, to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds’ distributor.

During the year ended February 28, 2005, Citigroup, or affiliated entities, held shares of the Funds in non-discretionary, nominee accounts on behalf of certain non-affiliated investors.

All officers and one Director of the Series are employees of Citigroup or its affiliates and do not receive compensation from the Company.

During the year ended February 28, 2005, CGM and its affiliates did not receive any brokerage commissions from the Funds.

3. Investments

During the year ended February 28, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	High Yield Bond Fund	Emerging Markets Debt Fund
Purchases	$57,582,984	$117,900,837
Sales	$47,920,975	$95,983,075

At February 28, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	High Yield Bond Fund	Emerging Markets Debt Fund
Gross unrealized appreciation	$9,561,297	$6,710,776
Gross unrealized depreciation	(4,906,913)	(150,953)
Net unrealized appreciation	$4,654,384	$6,559,823

At February 28, 2005, the Emerging Markets Debt Fund loaned securities having a market value of $7,395,218 and received cash collateral amounting to $8,067,650, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

Notes to Financial Statements

(continued)

4. Portfolio Investment Risks

Credit and Market Risk. The Funds invest in high-yield and emerging markets instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of untimely and ultimate non-payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have a disruptive effect on the market prices of the investment held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluation and foreign exchange rate fluctuation.

Other Risk. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Consistent with their investment objectives, the Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

5. Line of Credit

The Funds, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. At the meeting held on December 9, 2004, the Board of Directors approved increasing the line of credit to $150 million; this increase in the line of credit was secured as of December 31, 2004. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended February 28, 2005, the commitment fee allocated to the High Yield Bond Fund and Emerging Markets Debt Fund was $3,890 and $1,682, respectively. There have been no borrowings since the line of credit was established.

6. Capital Stock

At February 28, 2005, the Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Transactions in Fund shares for the periods indicated were as follows:

For the Year Ended February 28, 2005:

	High Yield Bond Fund	Emerging Markets Debt Fund
Shares sold	10,003,277	7,795,704
Shares issued for reinvestment	585,452	1,107,905
Shares reacquired	(7,776,318)	(4,351,931)
Net Increase	2,812,411	4,551,678

Notes to Financial Statements

(continued)

For the Year Ended February 29, 2004:

	High Yield Bond Fund	Emerging Markets Debt Fund
Shares sold	14,481,656	156,058
Shares issued for reinvestment	1,014,294	1,710,018
Shares reacquired	(13,236,600)	(3,849,646)
Net Increase (Decrease)	2,259,350	(1,983,570)

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the year ended February 28, 2005 were as follows:

	High Yield Bond Fund	Emerging Markets Debt Fund
Distributions paid from:
Ordinary income	$9,300,464	$5,400,756
Long-term capital gains	—	1,831,953
Total Distributions Paid	$9,300,464	$7,232,709

The tax character of distributions paid during the year ended February 29, 2004 were as follows:

	High Yield Bond Fund	Emerging Markets Debt Fund
Distributions paid from:
Ordinary income	$7,402,590	$7,956,109
Long-term capital gains	—	2,894,749
Total Distributions Paid	$7,402,590	$10,850,858

As of February 28, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

	High Yield Bond Fund		Emerging Markets Debt Fund
Undistributed ordinary income - net	$1,519,465		$2,534,405
Undistributed long-term capital gains - net	—		803,885
Total undistributed earnings	$1,519,465		$3,338,290
Capital loss carryforward	(6,437,814	)(a)	—
Other book/tax temporary differences	(56,772	)(b)	—
Unrealized appreciation	4,654,384	(c)	6,559,823	(d)
Total Accumulated Earnings (Losses)	$(320,737)		$9,898,113

Notes to Financial Statements
(continued)

(a)

During the taxable year ended February 28, 2005, the High Yield Bond Fund utilized $1,840,554 of its capital loss carryover available from prior years. As of February 28, 2005, the High Yield Bond Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2010	$3,014,918
2/28/2011	3,422,896
$6,437,814

These amounts will be available to offset any future taxable capital gains.

(b)	Other book/tax temporary differences are attributable primarily to book/tax differences in the accrual of income on securities in default.
(c)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.
(d)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities and the book/tax differences in the treatment of passive foreign investment companies.

8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Funds did not implement the contractual arrangement described above and will not receive any payments.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Salomon Brothers Institutional Series Funds Inc

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the “Series”) at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

April 21, 2005

Additional Information
(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Institutional Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling the Company’s transfer agent at 1-800-SALOMON.

Name, Address and Age	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Year of Birth: 1946	Director	Since 1996	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Year of Birth: 1946	Director	Since 1996	Retired; formerly Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Year of Birth: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Year of Birth: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Year of Birth: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Year of Birth: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Additional Information
(unaudited) (continued)
Name, Address and Age	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Managment LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Year of Birth: 1956	Senior Vice President and Chief Administrative Officer	Since 2004

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Year of Birth: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A

Charles K. Bardes CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1959	Executive Vice President	Since 2003	Director of SBAM	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1967	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Additional Information
(unaudited) (continued)
Name, Address and Age	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Thomas A. Croak CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1961	Executive Vice President	Since 2003	Director of SBAM	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1953	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Kevin Kennedy CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1954	Executive Vice President	Since 1996	Managing Director of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1960	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1958	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1933	Executive Vice President	Since 2003	Managing Director of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000)

				N/A	N/A

Additional Information
(unaudited) (continued)
Name, Address and Age	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Year of Birth: 1964	Controller	Since 2004	Vice President of CAM; (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager with CAM (from 1998 to 2002)	N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Year of Birth: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

______________
*

Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**	Mr. Gerken is an “interested person” of the Company, as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Important Tax Information
(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2005:

Emerging Markets Debt Fund
Record Date:	12/21/2004
Payable Date:	12/22/2004
Long-Term Capital Gain Dividend	$0.154100

Please retain this information for your records.

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DIRECTORS
Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken, CFA
        Chairman
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
        Chairman, President and
        Chief Executive Officer
Andrew B. Shoup
         Senior Vice President and
        Chief Administrative Officer
Frances M. Guggino
        Chief Financial Officer
        and Treasurer
Charles K. Bardes
        Executive Vice President
James E. Craige, CFA
         Executive Vice President
Thomas A. Croak
         Executive Vice President
Thomas K. Flanagan, CFA
        Executive Vice President
Kevin Kennedy
        Executive Vice President
Beth A. Semmel, CFA
        Executive Vice President
Peter J.Wilby, CFA
        Executive Vice President
George J.Williamson
        Executive Vice President
Andrew Beagley
        Chief Anti-Money Laundering
        Compliance Officer and Chief
        Compliance Officer
Wendy S. Setnicka
         Controller
Robert I. Frenkel
        Secretary and
       Chief Legal Officer

Salomon Brothers Institutional Series Funds Inc

INVESTMENT MANAGER
         Salomon Brothers Asset Management Inc
          399 Park Avenue
           New York, New York 10022

TELEPHONE
          1-800-SALOMON, Toll Free

DISTRIBUTOR
         Citigroup Global Markets Inc.

CUSTODIAN
          State Street Bank and Trust Company
           225 Franklin Street
           Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
          PFPC Inc.
           P.O. Box 9764
           Providence, RI 02940-9764

LEGAL COUNSEL
          Simpson Thacher & Bartlett LLP
           425 Lexington Avenue
           New York, New York 10017-3909

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          PricewaterhouseCoopers LLP
           300 Madison Avenue
           New York, New York 10017

Salomon Brothers Institutional Series Funds Inc

High Yield Bond Fund
Emerging Markets Debt Fund

The Funds are separate investment funds of the  Salomon Brothers Institutional Series Funds Inc, a
Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Institutional Series
Funds Inc –– High Yield Bond Fund and Emerging Markets Debt Fund, but it may also be used as sales literature.

SALOMON BROTHERS ASSET MANAGEMENT
399 Park Avenue
New York, New York 10022
www.sbam.com

©2005 Citigroup Global Markets Inc.
Member NASD, SIPC

INSTANN 2/05 05-8245

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’
investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the
Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s
Public Reference Room in Washington D. C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June
30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the
Funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNT AND FEES AND SERVICES
(a)	Audit Fees for Salomon Brothers Institutional Series Funds Inc were $77,000 and $70,000 for the years ended 2/28/05 and 2/29/04, respectively.
(b)

Audit-Related Fees for Salomon Brothers Institutional Series Funds Inc were $8,500 and $0 for the years ended 2/28/05 and 2/29/04. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Revolving Credit Facility.

In addition, there were no Audit-Related Fees billed in the years ended 2/28/05 and 2/29/04 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Institutional Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to February 28, 2005 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)

Tax Fees for Salomon Brothers Institutional Series Funds Inc were $9,800 and $7,700 for the years ended 2/28/05 and 2/29/04. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Institutional Series Funds Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through February 28, 2005 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Institutional Series Funds Inc for the years ended 2/28/05 and 2/29/04.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”),

and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Institutional Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through February 28, 2005, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and Phase I of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $1.4 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Institutional Series Funds Inc, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04; Tax Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04. There were no Other Fees paid by the Salomon Brothers Institutional Series Funds Inc.

(f)	N/A
(g)

Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Institutional Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Institutional Series Funds Inc were $3.5 million and $6.4 million for the years ended 2/28/05 and 2/29/04.

(h)

Yes. The Salomon Brothers Institutional Series Funds Inc’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Salomon Brothers Institutional Series Funds Inc or to Service Affiliates, which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]
ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.
(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Institutional Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Salomon Brothers Institutional Series Funds Inc

Date: May 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of Salomon Brothers Institutional Series Funds Inc

Date: May 6, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino) Chief Financial Officer of Salomon Brothers Institutional Series Funds Inc

Date: May 6, 2005